Material accounting policies (Policies)	12 Months Ended
Dec. 31, 2024
Material accounting policies
Presentation of these financial statements

Presentation of these financial statements

The consolidated financial statements of the Group have been prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board (“IFRS Accounting Standards”).

Basis of preparation

Basis of preparation

The consolidated financial statements have been prepared on a historical cost basis, as modified by the revaluation of certain financial assets and liabilities (including derivative financial instruments) which are recognized at fair value through profit or loss.

The preparation of financial statements in conformity with IFRS Accounting Standards requires the use of certain critical accounting estimates. It also requires management to exercise its judgment in the process of applying the company’s accounting policies.

The functional currency of the Company is US Dollars (‘$’ or ‘USD’) and the functional currency of VAGL is pounds sterling (‘£’ or ‘GBP’). The financial statements are presented in pounds sterling (‘£’ or ‘GBP’), which is the Group’s presentation currency. Items included in the financial statements are measured using the currency of the primary economic environment in which the entity and its subsidiaries operate (“the functional currency”). Cumulative translation adjustments resulting from translating foreign functional currency financial statements into GBP are reported within other reserves.

All amounts are presented in and rounded to the nearest thousand unless otherwise indicated.

Basis of consolidation

Basis of consolidation

Vertical Aerospace Ltd is the parent of the Group and has 100% ownership interest and voting rights of Vertical Aerospace Group Ltd, which is its only material subsidiary.

The consolidated financial statements incorporate the financial positions and the results of operations of the Group. Control is achieved when the Group is exposed, or has rights, to variable returns from its involvement with the investee and has the ability to affect those returns through its power over the investee. The financial statements of the subsidiaries are prepared for the same reporting period as the Company using consistent accounting policies. Intercompany transactions, balances and unrealized gains on transactions between Group companies are eliminated.

Going concern

Going concern

Management has prepared a cash flow forecast for the Group and has considered the ability for the Group to continue as a going concern for the foreseeable future, being at least 12 months after approving these financial statements.

The Group is currently in the research and development phase of its journey to commercialize eVTOL technology. Commensurate with being in the development phase, the Group has invested heavily in research to support the development of its aircraft. The Group is not currently generating revenue and has incurred net losses and net cash outflows from operating activities since inception.

As of December 31, 2024, the Group had £22.5 million of cash and cash equivalents on hand and a net shareholders’ deficit of £492 million. As at the date of this report, the Group had approximately £77 million of cash and cash equivalents on hand.

On December 20, 2024, the Company entered into an investment agreement (the “Investment Agreement”), by and among the Company, VAGL, a wholly owned subsidiary of the Company, Imagination Aero Investments Limited (“Imagination Aero”), a company wholly owned by Stephen Fitzpatrick, and Mudrick Capital, which set forth, among other things, a commitment from Mudrick Capital to fund up to $50 million to the Company in its subsequent funding round (the “2025 Offering”), with $25 million funded on a non-contingent basis, and a backstop commitment for an amount up to an additional $25 million to be funded by Mudrick Capital if the Company was not able to raise such amount in the 2025 Offering.

The Company launched the 2025 Offering in January 2025, which culminated in the closing of a $90 million underwritten public offering on January 24, 2025, before deducting underwriting discounts and commissions and other offering expenses. This included $25 million from Mudrick Capital as previously committed, on a non-contingent basis, as of the Investment Agreement.

As of the issuance of these financial statements, the Group had approximately £77 million of cash and cash equivalents on hand. To position itself to deliver upon its stated operational objectives, management currently projects its net cash outflows from operations within the next 12 months after issuance of these financial statements to be approximately £100 million, which will be used primarily to fund the creation and testing of the prototype aircraft.

Accordingly, the Group projects that its current existing resources will only be sufficient to fund its ongoing operations into, but no longer than, the fourth quarter of 2025. The Group requires additional capital to continue to fund its ongoing operations beyond that point.

The Convertible Senior Secured Notes Indenture contains a covenant requiring the Group to maintain a minimum cash balance of at least $10 million at all times. The Group currently projects that it will breach this covenant in the fourth quarter of 2025 unless additional capital is raised. Such a breach, if uncured, would result in an event of default occurring under the Indenture, which would permit the Convertible Senior Secured Notes Investor to accelerate the maturity of the Convertible Senior Secured Notes and ultimately claim against its collateral. An event of default would result in the Convertible Senior Secured Notes being due immediately to which the Group does not have sufficient funds to repay.

The Group’s ability to continue as a going concern is highly dependent on its ability to secure funds from additional funding rounds in 2025 to finance the Group’s ongoing operations. Management is committed to continue to raise additional funds and may seek to issue further equity in doing so. Although the Group plans to raise additional funds over the course of the next twelve months there can be no assurance that the Group will be able to raise additional funds on acceptable terms (or on necessary timelines) to provide sufficient funds to meet the Group’s ongoing funding requirements. The timely completion of financing in 2025 is critical to the Group’s ability to continue as a going concern. The inability to obtain future funding could impact on the Group’s financial condition and ability to pursue its business strategies, including being required to delay, reduce or eliminate some of its research and development programs, or being unable to continue operations or continue as a going concern.

The dependency on raising additional capital indicates that a material uncertainty exists that may cast significant doubt (or raise substantial doubt as contemplated by PCAOB standards) on the Group’s ability to continue as a going concern and therefore the Group may be unable to realize the assets and discharge the liabilities in the normal course of business. The consolidated financial statements have been prepared assuming that the Group will continue as a going concern, which contemplates the continuity of operations, realization of assets and the satisfaction of liabilities in the ordinary course of business and do not include any adjustments that would result if the Group were unable to continue as a going concern.

Changes in accounting policy

Changes in accounting policy

The Group adopted the following amendments for the first time during the period commencing January 1, 2024:

●	Classification of Liabilities as Current or Non-current and Non-current liabilities with covenants –Amendments to IAS 1;
●	Lease Liability in Sale and Leaseback – Amendments to IFRS 16; and
●	Supplier Finance Arrangements – Amendments to IAS 7 and IFRS 7.

The amendments ‘Classification of liabilities as current or non-current’ to IAS 1 require that, for an entity to classify a liability as non-current, the entity must have the right at the reporting date to defer settlement of the liability for at least twelve months after that date. The amendments affect the classification as current or non-current for liabilities with conversion options, which give a right to the holder to exercise the option any time up to its maturity date, that are classified as derivative liabilities.

The conversion option embedded within the Convertible Senior Secured Notes may be exercised any time before the maturity of the liability and the Company does not have the right to defer settlement of the liability for at least twelve months after the end of the reporting period. As a result, the Convertible Senior Secured Notes are classified as current, which prior to the amendments, were classified as non-current.

The amendments are effective retrospectively. Therefore, the Company has restated the classification of derivative financial liabilities as current, from non-current for the year ended December 31, 2023 (£109,291 thousand) and January 1, 2023 (£115,247 thousand).

There is no impact on equity and liabilities, comprehensive loss for the year and comparative period, or basic and diluted earnings per share.

The amendments to IFRS 16, IAS 7 and IFRS 7 listed above did not have any impact on the amounts recognized in prior periods and are not expected to significantly affect the current or future periods.

No accounting standards and interpretations that have been published but not effective for periods ending December 31, 2024 have been early adopted by the Group or are expected to have a material impact on the Group.

Government grants

Government grants

Government grants are recognized as Other operating income and are recognized in the period when the expense to which the grant relates is incurred. Grants are only recognized when there is a signed grant offer letter or equivalent from the government body and there is reasonable assurance that the Group will be able to satisfy all conditions of the grant.

Research and development tax relief

Research and development tax relief

As a Group that carries out extensive research and development activities, the Group benefits from U.K. research and development tax reliefs.

At the Spring Budget 2023 the U.K. government confirmed a higher rate of payable tax credit for loss-making research and development intensive small and medium enterprises (“SME”) would be introduced and would apply to expenditure incurred on or after April 1, 2023. SME companies for which qualifying research and development expenditure constitutes at least 40% of total expenditure can claim a higher payable credit rate of 14.5% for qualifying research and development expenditure.

At the Autumn Statement 2023, the U.K. government announced the merging of the current SME and RDEC schemes into one scheme with a headline rate of relief of 20%. The merged scheme will take effect for accounting periods beginning on or after April 1, 2024 and run alongside the intensive SME rate that commenced on April 1, 2023.

At the Autumn Budget 2024, the U.K. government announced that R&D reliefs will be maintained, including the rates for both the merged scheme and the intensive SME scheme.

Qualifying expenditures largely comprise R&D staff employment costs, R&D components, consumables, parts, tooling and outsourced contracting support for R&D activities and utilities costs.

SME relief is recorded either as a reduction in its income tax liability or as a credit, whilst credits the Company receives under RDEC scheme claim are classed as taxable income.

Research and development expenses

Research and development expenses

Research expenditure is charged to profit or loss in the period in which it occurred.

Development expenditure is recognized as an intangible asset when it is probable that the project will generate future economic benefit, considering factors such as technological, commercial and regulatory feasibility. Other development expenditure is charged to profit or loss in the period in which it occurred.

The amounts included in research and development expenses include staff costs for staff working directly on research and development projects and for expenses directly attributable to a research project, excluding software costs.

Finance income and costs

Finance income and costs

Finance income and costs includes the fair value movement on publicly traded warrants and convertible loan notes. Finance costs includes interest payable and is recognized in profit or loss using the effective interest method. Interest income is recognized in profit or loss as it accrues, using the effective interest method.

Foreign currency transactions and balances

Foreign currency transactions and balances

Transactions in foreign currencies are initially recorded at the functional currency rate prevailing at the date of the transaction. Foreign exchange gains and losses resulting from the settlement of such transactions, and from the translation of monetary assets and liabilities denominated in foreign currencies at year - end exchange rates, are recognized in profit or loss. Non-monetary items that are measured at fair value in a foreign currency are translated using the exchange rates at the date when the fair value was determined. Translation differences on assets and liabilities carried at fair value are reported as part of the fair value gain or loss. Translation differences arising from the consolidation of subsidiaries whose functional currency differs to the presentational currency of the group are recorded within other comprehensive income.

The most important exchange rates that have been used in preparing the financial statements are:

Closing rate as at December 31, 2024: USD $1 = GBP £0.7981 (2023: £0.7845)

Average rate for the year ending December 31, 2024: USD $1 = GBP £0.7825 (2023: £0.8042)

Non-monetary items measured in terms of historical cost in a foreign currency are not retranslated.

Tax

Tax

The tax expense for the period comprises current tax and deferred tax. Tax is recognized in profit or loss, except that a change attributable to an item of income or expense recognized as other comprehensive income is also recognized directly in other comprehensive income.

The current income tax charge is calculated based on tax rates and laws that have been enacted or substantively enacted by the reporting date in the countries where the company operates and generates taxable income.

Management periodically evaluates positions taken in tax returns with respect to situations in which applicable tax regulation is subject to interpretation and considers whether it is probable that a taxation authority will accept an uncertain tax treatment. The group measures its tax balances either based on the most likely amount or the expected value, depending on which method provides a better prediction of the resolution of the uncertainty.

Current tax assets and tax liabilities are offset where the entity has a legally enforceable right to offset and intends either to settle on a net basis, or to realize the asset and settle the liability simultaneously.

Deferred tax is provided on temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for taxation purposes. The following temporary differences are not provided for: the initial recognition of assets or liabilities that affect neither accounting nor taxable profit, and differences relating to investments in subsidiaries to the extent that they will probably not reverse in the foreseeable future. The amount of deferred tax provided is based on the expected manner of realization or settlement of the carrying amount of assets and liabilities, using tax rates enacted or substantively enacted at the balance sheet date.

Deferred tax assets are recognized only if it is probable that future taxable amounts will be available to utilize those temporary differences and losses.

Deferred tax assets and liabilities are offset where there is a legally enforceable right to offset current tax assets and liabilities and where the deferred tax balances relate to the same taxation authority.

Property, plant and equipment

Property, plant and equipment

Property, plant and equipment is stated at cost, which includes directly attributable incremental costs incurred in their acquisition and installation, less any subsequent accumulated depreciation and subsequent accumulated impairment losses.

Depreciation

Depreciation

Depreciation is charged to write off the cost of assets over their estimated useful lives, as follows:

Asset class	Depreciation method and rate
Leasehold improvements	Straight line over term of lease
Office equipment	3 years straight line
Plant and machinery	5 years straight line
Vehicles	10 years straight line

Intangible assets

Intangible assets

Intangible assets are carried at cost, less accumulated amortization and impairment losses.

Computer software licenses acquired for use within the Company are capitalized as an intangible asset on the basis of the costs incurred to acquire and bring to use the specific software.

Amortization

Amortization is provided on intangible assets so as to write off the cost on a straight-line basis, less any estimated residual value, over their expected useful economic life as follows:

Asset class	Amortization method and rate
IT software	3 years straight line

Cash and cash equivalents

Cash and cash equivalents

Cash at bank is held on deposit with financial institutions located within the United Kingdom and is immediately available. Management has assessed the financial institutions that hold the Company’s cash at bank to be financially sound, with minimal credit risk in existence. The cash at bank excludes restricted cash deposits, which are subject to restrictions and are therefore not available for general use.

Restricted cash

Restricted cash

The Company presents restricted cash as a separate line item on the balance sheet where this is relevant to an understanding of the Group’s financial position. Restricted cash refers to deposits held for specific reasons and is, therefore, not available for immediate ordinary business use.

Short term deposits

Short term deposits

Term deposits are presented as cash equivalents if they have a maturity of three months or less from the date of acquisition and are repayable with 24 hours’ notice with no loss of interest.

Trade and other receivables

Trade and other receivables

Trade receivables are amounts due from third parties in the ordinary course of business. If collection is expected in one year or less, they are classified as current assets. If not, they are presented as non-current assets. Trade receivables are recognized initially at the transaction price. They are subsequently measured at amortized cost using the effective interest method, less provision for impairment. A provision for the impairment of trade receivables is established using an expected credit loss model as per the Group's accounting policy for the impairment of financial assets.

Trade and other payables

Trade and other payables

Trade and other payables are obligations to pay for goods or services that have been acquired in the ordinary course of business from suppliers. Accounts payable are classified as current liabilities if payment is due within one year or less. If not, they are presented as non-current liabilities.

Trade and other payables are recognized initially at the transaction price and subsequently measured at amortized cost using the effective interest method.

Borrowings

Borrowings

All borrowings are initially recorded at the amount of proceeds received, net of transaction costs. Borrowings are subsequently carried at amortized cost, with the difference between the proceeds, net of transaction costs, and the amount due on redemption being recognized as a charge to profit or loss over the period of the relevant borrowing using the effective interest method.

Borrowings are classified as current liabilities unless the company has an unconditional right to defer settlement of the liability for at least 12 months after the reporting date.

Provisions

Provisions

Provisions are recognized when the company has a present obligation (legal or constructive) resulting from a past event, it is probable that the Company will be required to settle that obligation and a reliable estimate can be made of the amount of the obligation. Provisions are measured at management’s best estimate of the expenditure required to settle the obligation at the reporting date and are discounted to present value where the effect is material.

Leases

Leases

Definition

A lease is a contract, or part of a contract, which conveys the right to use an asset or a physically distinct part of an asset (‘the underlying asset’) for a period of time in exchange for consideration. Further, the contract must convey the right to the company to control the asset or a physically distinct portion thereof. A contract is deemed to convey the right to control the underlying asset, if throughout the period of use, the company has the right to:

●	Obtain substantially all the economic benefits from the use of the underlying asset, and;
●	Direct the use of the underlying asset (for example, directing how and for what purpose the asset is used).

Initial recognition and measurement

The company initially recognizes a lease liability for the obligation to make lease payments and a right-of-use asset for the right to use the underlying asset for the lease term.

The lease liability is measured at the present value of the lease payments to be made over the lease term. The lease payments include fixed payments, purchase options at exercise price (where reasonably certain), expected amount of residual value guarantees, termination option penalties (where reasonably certain) and variable lease payments that depend on an index or rate.

The right of use asset is initially measured at the amount of the lease liability, adjusted for lease prepayments, lease incentives received, the company’s initial direct costs and an estimate of restoration, removal and dismantling costs.

Subsequent measurement

After the commencement date, the company measures the lease liability by:

(a)Increasing the carrying amount to reflect interest on the lease liability;
(b)Reducing the carrying amount to reflect the lease payments made; and
(c)Re-measuring the carrying amount to reflect any reassessment or lease modifications or to reflect revised in substance fixed lease payments or on the occurrence of other specific events.

Interest on the lease liability in each period during the lease term is the amount that produces a constant periodic rate of interest on the remaining balance of the lease liability. Interest charges are included in finance costs in profit or loss, unless the costs are included in the carrying amount of another asset applying other applicable standards. Variable lease payments not included in the measurement of the lease liability, are included in operating expenses in the period in which the event or condition that triggers them arises.

Right-of-use assets

Right-of-use assets

The related right-of-use asset is accounted for using the cost model in IFRS 16 and depreciated and charged in accordance with the depreciation requirements of IAS 16 Property, Plant and Equipment as disclosed in the accounting policy for Property, Plant and Equipment. Adjustments are made to the carrying value of the right - of - use asset where the lease liability is re-measured in accordance with the above. Right of use assets are tested for impairment in accordance with IAS 36 Impairment of Assets as disclosed in the accounting policy in impairment.

Short term and low value leases

The company has made an accounting policy election, by class of underlying asset, not to recognize lease assets and lease liabilities for leases with a lease term of 12 months or less (short term leases).

The company has made an accounting policy election on a lease-by-lease basis, not to recognize lease assets on leases for which the underlying asset is of low value.

Lease payments on short term and low value leases are accounted for on a straight-line bases over the term of the lease or other systematic basis. Short term and low value lease payments are included in operating expenses.

Impairment (non-financial assets)

Impairment (non-financial assets)

All assets are reviewed for impairment when there is an indicator of impairment. An impairment loss is recognized whenever the carrying amount of an asset or its cash-generating unit exceeds its recoverable amount.

The recoverable amount is the higher of an asset’s fair value less costs of disposal and value in use. For the purposes of assessing impairment, assets are grouped at the lowest levels for which there are separately identifiable cash inflows which are largely independent of the cash inflows from other assets or groups of assets (cash-generating units). Non-financial assets are reviewed for possible reversal of the impairment at the end of each reporting period.

Share capital and reserves

Share capital and reserves

Ordinary shares are classified as equity and share capital is carried at par value. Share capital issued meets the definition of an equity instrument as defined in IAS 32 ‘Financial Instruments’ when the contract evidences a residual interest in the assets of the Company after deducting all of its liabilities. Incremental costs directly attributable to the issue of shares are accounted for as a deduction from consideration received, and are recorded in share premium. Share premium reflects the proceeds received (net of allowable costs) in excess of the par value.

Equity instruments are measured at the fair value of the cash or other resources received or receivable, net of the direct costs of issuing the equity instruments. If payment is deferred and the time value of money is material, the initial measurement is on a present value basis.

Where the Company purchases its own equity instruments, for example as the result of a share buy-back, the consideration paid, including any directly attributable incremental costs (net of income taxes), is recorded as a reduction in stockholders’ equity, as treasury shares, until the shares are cancelled or reissued.

Employee Benefits

Employee Benefits

A defined contribution plan is a pension plan under which fixed contributions are paid into a separate entity and the Company has no legal or constructive obligations to pay further contributions if the fund does not hold sufficient assets to pay all employees the benefits relating to employee service in the current and prior periods. The contributions are recognized as an employee benefit expense when they are due.

For defined contribution plans, contributions are paid into publicly or privately administered pension insurance plans on a mandatory or contractual basis. The contributions are recognized as an employee benefit expense when they are due.

Liabilities for wages and salaries, including non-monetary benefits and annual leave that are expected to be settled wholly within 12 months after the end of the period in which the employees render the related service, are recognized in respect of employees’ services up to the end of the reporting period and are measured at the amounts expected to be paid when the liabilities are settled. The liabilities are presented as accruals and classified as current liabilities in the balance sheet.

Share based payments - Enterprise Management Incentive and 2021 Incentive Plan

Share based payments – Enterprise Management Incentive and 2021 Incentive Plan

The Company operates an equity-settled, share-based compensation plan, under which the entity receives services from employees as consideration for equity instruments (share options or shares). The fair value of the employee services received in exchange for the grant of shares is recognized as an expense. The total amount to be expensed is determined by reference to the fair value of the shares granted:

- including any market performance conditions (for example, an entity’s share price);

- excluding the impact of any service and non-market performance vesting conditions (for example, remaining an employee of the entity over a specified time period); and

- including the impact of any non-vesting conditions.

Non-market performance and service conditions are included in the assumptions about the number of shares that are expected to vest. The total expense is recognized over the vesting period, which is the period over which all of the specified vesting conditions are to be satisfied. In addition, in some circumstances employees may provide services in advance of the grant date and therefore, the grant date fair value is estimated for the purposes of recognizing the expense during the period between service commencement period and grant date.

At the end of each reporting period, the Company revises its estimates of the number of shares that are expected to vest based on the non-market vesting conditions. The Company recognizes the impact of the revision to original estimates, if any, in profit or loss, with a corresponding adjustment to equity.

See note 22 for further details.

Financial instruments

Financial instruments

Financial instruments are contracts that give rise to a financial asset for one entity and to a financial liability or equity instrument for another entity. Purchases or sales of financial assets that require delivery of assets within a time frame established by regulation or convention in the marketplace (regular way trades) are recognized on the settlement date.The company recognizes financial assets and financial liabilities in the statement of financial position when, and only when, the company becomes party to the contractual provisions of the financial instrument. Financial assets and financial liabilities are offset, and the net amount is reported in the statement of financial position if there is a currently enforceable legal right to offset the recognized amounts and there is an intention to settle on a net basis, to realize the assets and settle the liabilities simultaneously.

Financial assets

The Group’s financial assets include cash at bank and other financial assets. Financial assets are initially measured at fair value plus, in the case of a financial asset not measured at fair value through profit or loss, transaction costs. Trade receivables are measured at their transaction price.

For all financial assets the Group has the objective to hold financial assets in order to collect the contractual cash flows. The contractual terms of all the Group’s financial assets give rise on specified dates to cash flows that are solely payments of principal and interest on the outstanding amount. All financial assets are therefore measured at amortized cost.

Impairment of financial assets — expected credit losses (“ECL”)

All financial assets measured at amortized cost are required to be impaired at initial recognition in the amount of their expected credit loss (“ECL”), based on the difference between the contractual and expected cash flows.

The simplification available for financial instruments with a low credit risk (“low credit risk exemption”) is applied as of the reporting date. Factors that can contribute to a low credit risk assessment are debtor specific rating information and related outlooks. The requirement for classification with a low credit risk is regarded to be fulfilled for counterparties that have at least an investment grade rating; in this case there is no need to monitor credit risks for financial instruments with a low credit risk.

Financial liabilities

The Group’s financial liabilities include warrants, lease liabilities, convertible loans, trade and other payables, and other financial liabilities. Financial liabilities are classified as measured at amortized cost or fair value through profit or loss (“FVTPL”). All financial liabilities are recognized initially at fair value less, in the case of a financial liability not at fair value through profit or loss, directly attributable transaction costs.

Financial liabilities at FVTPL are measured at fair value and gains and losses resulting from changes in fair value are recognized in finance income/expenses. The Group only accounts for convertible loans and warrants as a financial liability at FVTPL. All other financial liabilities are subsequently measured at amortized cost.

For financial liabilities for which the fair value option is elected, the Company separately presents in Other Comprehensive Income the portion of the total fair value change attributable to Company-specific credit risk as opposed to reflecting the entire amount in the profit or loss for the period. The Company measures the portion of the change in fair value attributable to Company-specific credit risk as the excess of total change in fair value over the change in fair value that results from a change in a base market risk, including a risk-free interest rate and benchmark rates.

An embedded derivative in a hybrid contract, with a financial liability or a non-financial host, is separated from the host and accounted for as a separate derivative if: the economic characteristics and risks are not closely related to the host; a separate instrument with the same terms as the embedded derivative would meet the definition of a derivative; and the hybrid contract is not measured at fair value through profit or loss. The assessment of whether to separate an embedded derivative is done only once at initial recognition of the hybrid contract. Reassessment only occurs if there is a change in the terms of the contract that significantly modifies the cash flows.

A financial liability is derecognized when the obligation under the liability is discharged or cancelled or expires. When an existing financial liability is replaced by another from the same lender on substantially different terms, or the terms of an existing liability are substantially modified, such an exchange or modification is treated as the derecognition of the original liability and the recognition of a new liability. The difference between the carrying amount of a transferred or extinguished financial liability and the paid consideration, inclusive of any non-cash assets transferred or liabilities assumed, is recognized in profit or loss within finance income and costs.

Convertible Loans

Convertible loans are bifurcated into a debt component and a conversion right if the latter is an equity instrument. The conversion right of a convertible loan is not an equity instrument but a liability if some conversion features of the loan lead to a conversion into a variable number of shares and this does not retain the relative rights of the ordinary shareholders and convertible loan note holders. In this case it has to be assessed if embedded derivatives need to be separated from the host contract. If this is the case, the remaining host contract is measured at amortized cost and the separated embedded derivative is measured at fair value through profit or loss until the loan is converted into equity or becomes due for repayment. The conversion features and other repayment options provided for in the contract are identified as a combined embedded derivative if they share the same risk exposure and are interdependent.

Alternatively, when a host contract contains separable embedded derivative(s), the issuer can elect to adopt fair value measurement for the entire instrument. The Group have previously taken that policy choice. Where a convertible loan note permits payment of interest as cash interest or in-kind interest, there is some judgment over whether each note issued for the in-kind interest should be assessed separately for whether it would convert into a variable number of shares, or whether the fact that the number of shares issued on conversion will change based on the period the loan note remains outstanding and to the extent that in-kind interest is chosen instead of cash interest. Certain clauses were amended or removed as a result of the supplemental indenture, and therefore the Group were required to revisit their accounting policy on recognition of the modified loan note. The option to choose cash or in-kind interest means that the holders still have a conversion right that will lead to a variable number of shares, and that conversion will not retain the relative rights of the shareholders and noteholders since recognition of the modified instrument. Therefore, the Group has concluded that the conversion right is not an equity instrument and have continued to adopt a policy of fair valuing the whole instrument.

Warrant Liabilities

Public warrants are recognized as liabilities in accordance with IFRS 9 at fair value. The liabilities are subject to re-measurement at each balance sheet date until exercised. Private warrants linked to sales targets are recognized within equity as these satisfy the “fix to fix” criterion within IAS 32.

Fair value measurements

IFRS 13 clarifies that fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is a market-based measurement, determined based on assumptions that market participants would use in pricing an asset or liability. A three-tier hierarchy is established as follows:

Level 1Unadjusted quoted prices in active markets for identical assets or liabilities accessible to the reporting entity at the measurement date.

Level 2Other than quoted prices included in level 1, inputs that are observable for the asset or liability, either directly or indirectly, for suitability for the full term of the asset or liability.

Level 3Unobservable inputs for the asset or liability used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at the measurement date.

If the inputs used to measure the fair value of an asset or a liability fall into different levels of the fair value hierarchy, then the fair value measurement is categorized in its entirety in the same level of the fair value hierarchy as the lowest level input that is significant to the entire measurement.

Newly adopted accounting policies	Newly adopted accounting policies The accounting policies adopted are consistent with those of the previous financial year, with the exception of newly adopted policies as discussed below.
Reverse Stock Split

Reverse Stock Split

On September 16, 2024, the shareholders of the Company authorized the Board of Directors to affect a reverse stock split of all outstanding shares of common stock. On September 16, 2024, the Board of Directors approved the implementation of a reverse stock split at a ratio of one-for-ten shares, which became effective on September 20, 2024.

The Company’s outstanding stock-based awards, including options, restricted stock units and warrants, were also adjusted to reflect the one-for-ten reverse stock split of the Company’s common stock. Outstanding stock-based award units were proportionately reduced and the respective exercise prices, if applicable, were proportionately increased. The reverse stock split affected all shareholders uniformly and did not alter any shareholder’s percentage interest in the Company’s equity. No fractional shares were issued in connection with the reverse stock split. Shareholders who would otherwise be entitled to a fractional share of common stock were instead entitled to receive a pro rata portion of the net proceeds obtained from the aggregation and sale of the fractional shares resulting from the reverse stock split (reduced by any customary brokerage fees, commissions and other expenses).

The reverse stock split resulted in a proportional decrease in the number of authorized ordinary shares and preferred shares, and a proportional increase in the par value of the ordinary shares and preferred shares, in each case in accordance with the reverse stock split ratio. All share and per share amounts in these consolidated financial statements and related notes hereto have been retrospectively adjusted to account for the effect of the reverse stock split.